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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported) February 24, 1999


                       ContiSecurities Asset Funding Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    333-61863                  13-2937238
----------------------------         ------------               -------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)                 ID Number)


3811 West Charleston Boulevard, Las Vegas, Nevada                        89102
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(Address of principal executive offices)                             (Zip Code)

Registrant's Telephone Number,
including area code:                                              (702)822-5386
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          (Former name or former address, if changed since last report)


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Item 5.    Other Events

Filing of Computational Materials and Consent of Independent Accountants.
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                  This Current Report on Form 8-K is being filed to file a copy of the Final Computational Materials (as defined below) prepared by Bear Stearns & Co. Inc., as an underwriter, in connection with the issuance by ContiMortgage Home Equity Loan Trust 1999-1 of Home Equity Loan Pass-Through Certificates, Series 1999-1. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and as supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1   Computational Materials



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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      CONTISECURITIES ASSET FUNDING CORP.,
                                      as Depositor



                                      By: /s/ John Banu
                                          -------------------------------------
                                          Name:  John Banu
                                          Title: Authorized Signatory


                                      CONTISECURITIES ASSET FUNDING CORP.,
                                      as Depositor



                                      By: /s/ Mary Rapoport
                                          -------------------------------------
                                          Name:  Mary Rapoport
                                          Title: Authorized Signatory



Dated: February 24, 1999



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                                  EXHIBIT INDEX


Exhibit                                                              Page
-------                                                              ----

99.1            Computational Materials